EXHIBIT 99.5

Accountants and Business Advisors		Grant Thornton
April 19, 2004 SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Re:	M-Wave
File No. 33-45499

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of M-Wave, Inc. dated April 15, 2004, and agree with the statements concerning our Firm contained therein.

Very Truly Yours,

/s/ Grant Thornton LLP
GRANT THORNTON LLP

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